UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2020

ROLLINS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-4422	51-0068479
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2170 Piedmont Road, N.E., Atlanta, Georgia 30324

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (404) 888-2000

Not Applicable

(Former name of former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROL	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

As a result of the impact of the challenges related to COVID-19, we have taken a proactive step of implementing salary reductions for the officers of our company. The salary reductions and new annual base salaries of the Company’s NEO’s are as follows: Gary W. Rollins, Vice Chairman and Chief Executive Officer: from $1,100,000 to $715,000; Paul E. Northen, Senior Vice President, Chief Financial Officer and Treasurer: from $550,000 to $412,500; R. Randall Rollins, Chairman of the Board: from $1,000,000 to $650,000; John F. Wilson, President and Chief Operating Officer: from $850,000 to $552,500; and Elizabeth B. Chandler, Vice President, General Counsel and Corporate Secretary: from $400,000 to $300,000.

ITEM 8.01. Other Events

The information provided pursuant to this Item 8.01 is to be considered “filed” under the Securities Exchange Act of 1934 (“Exchange Act”) and incorporated by reference into those filings of Rollins, Inc. (the “Company”) that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act.

ATLANTA, April 20, 2020 - Rollins, Inc. (NYSE:ROL), a premier global consumer and commercial service company, provides an update regarding its current business operations related to the COVID-19 pandemic.

Except for the historical information contained in this report, the statements made by the Company are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. The Company’s future performance could differ significantly from the expectations of management and from results expressed or implied in the press release. See the risk factors contained in the press release for a discussion of certain risks and uncertainties that may impact such forward-looking statements. For further information on other risk factors, please refer to the “Risk Factors” contained in the Company’s Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission on February 28, 2020. The Company disclaims any obligation or duty to update or modify these forward-looking statements.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release Dated April 20, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROLLINS, INC.

Date: April 22, 2020	By:	/s/ Paul Edward Northen
	Name:	Paul Edward Northen
	Title:	Sr. Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)